Exhibit 1

Joint Filing Agreement

AGREEMENT dated as of July 28, 2014, by and among WPP Luxembourg Gamma Three S.à r.l., WPP Luxembourg Gamma S.à r.l., WPP Luxembourg Holdings Seven S.à r.l. WPP Luxembourg Beta Two S.à r.l., WPP Luxembourg S.à r.l., WPP Luxembourg US Holdings S.à r.l., WPP Luxembourg Holdings Two S.à r.l., WPP Luxembourg Holdings Six S.à r.l., WPP Holdings S.à r.l., Lexington International BV, WPP Jubilee Limited, WPP plc and Paul W.G. Richardson (collectively, the “Parties”).

Each of the Parties hereto represents to the other Party that it is eligible to use Schedule 13D to report its beneficial interest in common shares of Globant S.A. (“Schedule 13D”) and it will file the Schedule 13D on behalf of itself.

Each of the Parties agrees to be responsible for the timely filing of the Schedule 13D and any and all amendments thereto and for the completeness and accuracy of the information concerning itself contained in the Schedule 13D, and the other Parties to the extent it knows or has reason to believe that any information about the other Parties is inaccurate.

WPP LUXEMBOURG GAMMA THREE S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

Page 1 of 7 Pages

WPP LUXEMBOURG GAMMA S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

WPP LUXEMBOURG HOLDINGS SEVEN S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

Page 2 of 7 Pages

WPP LUXEMBOURG BETA TWO S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

WPP LUXEMBOURG BETA THREE S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

Page 3 of 7 Pages

WPP LUXEMBOURG S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

WPP LUXEMBOURG US HOLDINGS S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

Page 4 of 7 Pages

WPP LUXEMBOURG HOLDINGS TWO S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

WPP LUXEMBOURG HOLDINGS SIX S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

Page 5 of 7 Pages

WPP LUXEMBOURG HOLDINGS S.À R.L.

By:	/s/ Anne Ehrismann

	Name:	Anne Ehrismann

	Title:	Manager

By:	/s/ Lennart Stenke

	Name:	Lennart Stenke

	Title:	Manager

LEXINGTON INTERNATIONAL BV

By:	/s/ A. van Heulen-Mulder

	Name:	A. van Heulen-Mulder

	Title:	Managing Director

WPP JUBILEE LIMITED

By:	/s/ Charles van der Welle

	Name:	Charles van der Welle

	Title:	Director

Page 6 of 7 Pages

WPP PLC

By:	/s/ Paul W.G. Richardson

	Name:	Paul W.G. Richardson

	Title:	Group Chief Finance Officer

/s/ Paul W.G. Richardson

Paul W.G. Richardson

Page 7 of 7 Pages